UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2003

PAXSON COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13452	59-3212788

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Clearwater Park Road, West Palm Beach, FL 33401-6233

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 659-4122

N/A

(Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

     (a)  Previous independent accountants

(i) During March 2003, the Audit Committee of the Board of Directors of Paxson Communications Corporation (the “Company”) decided to request proposals from each of the four largest public accounting firms, including PricewaterhouseCoopers LLP (“PwC”), for engagement by the Company to conduct the independent audit of the Company’s financial statements for the year ending December 31, 2003. On April 4, 2003, PwC informed the Company that it declined to stand for reelection as the independent accountants for the Company.

(ii) The reports of PwC on the Company’s consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) In connection with its audits for the two most recent fiscal years and through April 4, 2003, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the two most recent fiscal years and through April 4, 2003, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K with respect to the Company.

(v) The Company has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 11, 2003, is filed as Exhibit 16 to this Form 8-K.

     (b)  New independent accountants

(i) On April 10, 2003, the Audit Committee of the Board of Directors of the Company approved the engagement of the firm of Ernst & Young LLP to act as the Company’s new independent accountants to audit the Company’s financial statements for the fiscal year ending December 31, 2003. During the two most recent fiscal years and through April 10, 2003, the Company has not consulted with Ernst & Young LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor was oral advice provided that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a) (1)(v) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits. The following item is furnished as an Exhibit to this Report:

16	Letter to the Securities and Exchange Commission from PricewaterhouseCoopers LLP, dated April 11, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAXSON COMMUNICATIONS CORPORATION (Registrant)

By: /s/ Thomas E. Severson, Jr.

Date: April 11, 2003	Thomas E. Severson, Jr. Senior Vice President Chief Financial Officer and Treasurer

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